UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 31, 2007

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

First Amendment to Credit Agreement

On October 31, 2007, Highbury Financial Inc. (“Highbury”) and City National Bank executed an amendment to the Credit Agreement, dated as of November 9, 2006, which provides for an extension of the agreement through October 31, 2008 and modifies certain provisions of the agreement (the “Amended Credit Agreement”). The Amended Credit Agreement increases the maximum total leverage ratio (including debt from all sources) to 5.0x Adjusted EBITDA, although borrowings under the credit agreement continue to be limited to 2.0x Adjusted EBITDA, and incorporates a minimum fixed charge coverage ratio of 1.25x.

Office Services Agreement

On October 31, 2007, Highbury and Berkshire Capital Securities LLC (“Berkshire Capital”) entered into an Office Services Agreement (the “Office Services Agreement”) which replaces the Office Services Agreement entered into between Highbury and Berkshire Capital dated December 21, 2005 and amended on November 30, 2006. The Office Services Agreement provides for a monthly fixed fee of $10,000 for office services including use and access to Highbury’s office in Denver, Colorado and those other office facilities of Berkshire Capital as Highbury may reasonably require. In addition, certain employees of Berkshire Capital will provide Highbury with financial reporting support on a daily basis. Berkshire Capital has the right, pursuant to the Office Services Agreement, to relocate Highbury, upon ten days written notice, to other offices. R. Bruce Cameron, Highbury’s Chairman of the Board, Richard Foote, Highbury’s President, Chief Executive Officer and Director and R. Bradley Forth, Highbury’s Executive Vice President, Chief Financial Officer and Secretary, are affiliated with Berkshire Capital, a registered broker-dealer that provides financial advisory services to clients in connection with mergers and acquisitions in the financial services industry.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated October 31, 2007, by and between Highbury and City National Bank.

10.2	Office Services Agreement, dated October 31, 2007, between Berkshire Capital Securities LLC and Highbury.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ Richard S. Foote
Richard S. Foote President and Chief Executive Officer

Date: November 5, 2007

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EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated October 31, 2007, by and between Highbury and City National Bank.

10.2	Office Services Agreement, dated October 31, 2007, between Berkshire Capital Securities LLC and Highbury.

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